EXHIBIT 10.1

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT

This Second Amendment to Fourth Amended and Restated Loan Agreement (this “Amendment”) is made as of this 4th day of August, 2020, by and among CEDAR REALTY TRUST PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”) and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the “Agent”) and each of the lenders (the “Lenders”) party to the Credit Agreement (as defined below) as of the date hereof.

W I T N E S S E T H:

WHEREAS, reference is hereby made to that certain Fourth Amended and Restated Loan Agreement dated September 8, 2017, as amended by that certain First Amendment to Fourth Amended and Restated Loan Agreement dated July 24, 2018 (the “Credit Agreement”; unless otherwise defined herein, capitalized terms shall have the meanings provided in the Credit Agreement) entered into by and among Borrower, Agent, and the Lenders; and

WHEREAS, the Borrower, the Agent and the Lenders have agreed to amend and modify the Credit Agreement as set forth herein.

NOW, THEREFORE, it is agreed by and among the Borrower, the Agent and the Lenders as follows:

1.The definition of “Adjusted Capitalized Value” set forth in the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

““Adjusted Capitalized Value” shall mean with respect to any Borrowing Base Property, the Adjusted Net Operating Income for such Borrowing Base Property for the prior twelve (12) month period ending on the subject Calculation Date, capitalized at the Capitalization Rate.”

2.The definition of “Calculation Period” set forth in the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

““Calculation Period” shall mean for each Calculation Date, the just completed twelve (12) calendar months (inclusive of the applicable Calculation Date).”

3.The definition of “Debt” set forth in the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

““Debt” shall mean, with respect to any Person, without duplication, as of the date of determination, (i) all indebtedness of such Person for borrowed money, (ii) all indebtedness of such Person for the deferred purchase price of property or services (other than property and services purchased, and expense accruals and deferred compensation items arising, in the ordinary course of business), (iii) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments (other than performance, surety and appeal bonds arising in the ordinary course of business), (iv) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (v) all obligations of such Person under leases which have been, or should be, in accordance with generally accepted accounting principles, recorded as capital leases, to the extent required to be so recorded, (vi) all reimbursement, payment or similar obligations of such Person, contingent or otherwise, under acceptance, letter of credit or similar facilities (other than letters of credit in support of trade obligations or in connection with workers’ compensation, unemployment insurance, old-age pensions and other social security benefits in the ordinary course of business), (vii) net obligations under any Permitted Swap Contract not entered into as a hedge against existing Debt, in an amount equal to the Swap Termination Value thereof, (viii) any Guarantee of any indebtedness or other obligation of any Person, either directly or indirectly, of indebtedness described in clauses (i) through (vii), and (ix) all Debt referred to in clauses (i) through (viii) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien, security interest or other charge or encumbrance upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.  For the purposes of the calculation of the Financial Covenants, Debt of any entity in which a Person owns an ownership interest shall be calculated on its Pro Rata Share of such Debt, unless such Person has delivered a guaranty or other indemnity in connection with such Debt creating a greater proportionate liability, in which event, such greater liability shall apply.”

4.The definition of “Implied Debt Service Coverage Ratio” set forth in the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

““Implied Debt Service Coverage Ratio” shall mean as of each Calculation Date, the ratio of (i) the aggregate of (a) Adjusted Net Operating Income for all Borrowing Base Properties for the prior twelve (12) month period ending on the subject Calculation Date, to (ii) Implied Debt Service; such calculation and results to be as verified by the Administrative Agent.”

5.The definition of “Total Asset Value” set forth in the Credit Agreement is hereby amended by deleting “annualized,” from subsection (a) and (c) therein.

6.The definition of “Unsecured Debt” set forth in the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

““Unsecured Debt” means any Debt of CRT and its Subsidiaries which is not Secured Debt.”

7.A new Section 15.23 is hereby added to the Credit Agreement in appropriate numerical order as follows:

15.23Acknowledgment Regarding Any Supported QFCs.  To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)	As used in this Section 15.23 the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:  (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

8.Borrower represents and warrants as follows:

(a)	It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)	This Amendment has been duly executed and delivered by Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms.
(c)

No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by Borrower of this Amendment.

(d)	The information included in the Beneficial Ownership Certification is true and correct in all respects (on and as of the date delivered).
(e)

The representations and warranties set forth in this Amendment and all of the Loan Documents continue to remain true and correct in all respects except (i) to the extent that such representation or warranty specifically refers to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, (ii) to the extent such representation or warranty is subject to a materiality qualifier, in which case such representation or warranty shall be true and correct in all respects, and (iii) that for purposes of Section 6.25 of the Credit Agreement, the representations and warranties contained in Section 6.8 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 7.2.1 and Section 7.2.2 of the Credit Agreement.

(f)	To the best of Borrower’s knowledge, no Default or Event of Default has occurred and is continuing as of the date hereof.

9.Upon the execution hereof, Borrower agrees to pay to Agent for the account of the parties specified therein the various fees in accordance with that certain fee letter dated as of even date herewith by and between the Borrower and KeyBank.

10.Except as expressly amended hereby, the remaining terms and conditions of the Credit Agreement shall continue in full force and effect.  All future references to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as amended by this

Amendment.  It is intended that this Amendment, which may be executed in multiple counterparts, shall be governed by and construed in accordance with the laws of the State of New York.

11.This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

12.This Amendment shall constitute a Loan Document for all purposes.

13.For the purpose of facilitating the execution of this Amendment as herein provided and for other purposes, this Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.  Facsimile or other electronic delivery of signatures (including by pdf) shall have the same legal effect as originals.

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement under seal as of the date first written above.

BORROWER:	CEDAR REALTY TRUST PARTNERSHIP, L.P., a Delaware limited partnership

By:Cedar Realty Trust, Inc., its general partner

By:/s/ Philip R. Mays

Name:Philip R. Mays

Title:EVP, Chief Financial Officer & Treasurer

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ADMINISTRATIVE

AGENT:KEYBANK NATIONAL ASSOCIATION

By:/s/ Darin Mainquist _________________________
Name: Darin Mainquist
Title: Assistant Vice President

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LENDER:KEYBANK NATIONAL ASSOCIATION

By:/s/ Darin Mainquist _________________________
Name: Darin Mainquist
Title: Assistant Vice President

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LENDER:	BANK OF AMERICA, N.A. By: /s/ Helen Chan Name:Helen Chan Title: Vice President

[Signatures Continue on the Following Page]

[Signature Page to Second Amendment to Fourth Amended and Restated Loan Agreement]

LENDER:	REGIONS BANK By: /s/ Nicholas R. Frerman Name:Nicholas R. Frerman Title: Vice President

[Signatures Continue on the Following Page]

[Signature Page to Second Amendment to Fourth Amended and Restated Loan Agreement]

LENDER:	MANUFACTURERS AND TRADERS TRUST COMPANY By: /s/ Sean M. Skehan Name:Sean M. Skehan Title: Assistant VP

[Signatures Continue on the Following Page]

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LENDER:	RAYMOND JAMES BANK, N.A. By: /s/ Matt Stein Name:Matt Stein Title: Senior Vice President

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[Signature Page to Second Amendment to Fourth Amended and Restated Loan Agreement]

GUARANTOR CONFIRMATION

The undersigned hereby acknowledges and consents to the foregoing Second Amendment to Fourth Amended and Restated Loan Agreement and acknowledges and agrees that it remains obligated for the various obligations and liabilities, as applicable, set forth in that certain Guaranty (the "Guaranty") dated September 8, 2017, executed by the undersigned in favor of the Agent, which Guaranty remains in full force and effect.

GUARANTOR:	CEDAR REALTY TRUST, INC., a Maryland corporation By: /s/ Philip R. Mays Name:Philip R. Mays Title:EVP, Chief Financial Officer & Treasurer

[Guarantor Confirmation - Signature Page to Second Amendment to Fourth Amended and Restated Loan Agreement]

SUBSIDIARY GUARANTORS:

CEDAR-SOUTH PHILADELPHIA I, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

Cedar-South Philadelphia II, LLC,
a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-RIVERVIEW LP,

a Pennsylvania limited partnership

By: /s/ Philip R. Mays
Name: Philip R. Mays

Title:  Authorized Signatory

Cedar-Riverview LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays

Name: Philip R. Mays

Title:  Authorized Signatory

Cedar LENDER LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays

Name: Philip R. Mays

Title:  Authorized Signatory

CSC-RIVERVIEW LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays _
Name: Philip R. Mays
Title: Authorized Signatory

[Guarantor Confirmation - Signature Page to Second Amendment to Fourth Amended and Restated Loan Agreement]

CEDAR DUBOIS, LLC,
a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR BRICKYARD, LLC,
a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR BRICKYARD II, LLC,
a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-VALLEY PLAZA, LLC,
a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-GLEN ALLEN UK, LLC,
a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-REVERE LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

[Guarantor Confirmation - Signature Page to Second Amendment to Fourth Amended and Restated Loan Agreement]

CEDAR-PALMYRA, LLC,
a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-FAIRVIEW COMMONS, LLC,
a Delaware limited liability company

By:_ /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-NORWOOD, LLC,
a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

GREENTREE ROAD L.L.C. 1,
a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

Greentree Road L.L.C. 2,
a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

[Guarantor Confirmation - Signature Page to Second Amendment to Fourth Amended and Restated Loan Agreement]

CEDAR-BRISTOL, LLC,
a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

HAMILTON FC ASSOCIATES, L.P.,
a Pennsylvania limited partnership

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

Cedar-Hamilton, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR- PC PLAZA, LLC,
a Delaware limited liability company

By:_ /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-TREXLER PLAZA 2, LLC,
a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-TREXLER PLAZA 3, LLC,
a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

[Guarantor Confirmation - Signature Page to Second Amendment to Fourth Amended and Restated Loan Agreement]

CEDAR-CAMPBELLTOWN, LLC,
a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-CARLL’S CORNER, LLC,
a Delaware limited liability company

By: /s/ Philip R. Mays _
Name: Philip R. Mays
Title: Authorized Signatory

Washington Center L.L.C. 1,
a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

Washington Center L.L.C. 2,
a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

Cedar Center Holdings L.L.C. 3,
a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

ACADEMY PLAZA L.L.C. 1,
a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

[Guarantor Confirmation - Signature Page to Second Amendment to Fourth Amended and Restated Loan Agreement]

ACADEMY PLAZA L.L.C. 2,
a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

PORT RICHMOND L.L.C. 1,
a Delaware limited liability company

By: /s/ Philip R. Mays _
Name: Philip R. Mays
Title: Authorized Signatory

PORT RICHMOND L.L.C. 2,
a Delaware limited liability company

By: /s/ Philip R. Mays _
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-SECOND MEMBER LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

VIRGINIA KEMPSVILLE LLC,
a Virginia limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

VIRGINIA GENERAL BOOTH LLC,
a Virginia limited liability company

By: /s/ Philip R. Mays _
Name: Philip R. Mays
Title: Authorized Signatory

[Guarantor Confirmation - Signature Page to Second Amendment to Fourth Amended and Restated Loan Agreement]

VIRGINIA SUFFOLK LLC,
a Virginia limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

FAIRPORT ASSOCIATES, L.P.,
a Delaware limited partnership

By: /s/ Philip R. Mays _
Name: Philip R. Mays
Title: Authorized Signatory

NEWPORT PLAZA ASSOCIATES, L.P.,
a Delaware limited partnership

By: /s/ Philip R. Mays _
Name: Philip R. Mays
Title: Authorized Signatory

CIF-NEWPORT PLAZA ASSOCIATES, LLC,
a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

[Guarantor Confirmation - Signature Page to Second Amendment to Fourth Amended and Restated Loan Agreement]

HALIFAX PLAZA ASSOCIATES, L.P.,
a Delaware limited partnership

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CIF-HALIFAX PLAZA ASSOCIATES, LLC,
a Delaware limited liability company

By: /s/ Philip R. Mays _
Name: Philip R. Mays
Title: Authorized Signatory

CIF-Fairport Associates, LLC,
a Delaware limited liability company

By: /s/ Philip R. Mays _
Name: Philip R. Mays
Title: Authorized Signatory

Cedar-Timpany, LLC,
a Delaware limited liability company

By: /s/ Philip R. Mays _
Name: Philip R. Mays
Title: Authorized Signatory

Cedar-BETHEL, LLC,
a Delaware limited liability company

By:_ /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

COLISEUM FF, LLC,

a Virginia limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

[Guarantor Confirmation - Signature Page to Second Amendment to Fourth Amended and Restated Loan Agreement]

CEDAR-KINGS, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR QUARTERMASTER II, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays _
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR QUARTERMASTER HOLDING, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays _
Name: Philip R. Mays
Title: Authorized Signatory

CIF-LOYAL PLAZA ASSOCIATES, CORP.,

a Delaware corporation

By: /s/ Philip R. Mays _
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR QUARTERMASTER III, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays _
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-TREXLER, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

[Guarantor Confirmation - Signature Page to Second Amendment to Fourth Amended and Restated Loan Agreement]

CEDAR-TREXLER SPE, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays _
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-YORKTOWNE, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-FIELDSTONE MARKETPLACE, LP,

a Delaware limited partnership

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-FIELDSTONE SPE, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays _
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-MECHANICSBURG LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays _
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-ELMHURST, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

[Guarantor Confirmation - Signature Page to Second Amendment to Fourth Amended and Restated Loan Agreement]

CEDAR PCP-NEW LONDON, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-NEW LONDON SPE, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-OAK RIDGE, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

PINE GROVE PLAZA ASSOCIATES, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CIF-PINE GROVE PLAZA ASSOCIATES, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays _
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR LAWNDALE, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

[Guarantor Confirmation - Signature Page to Second Amendment to Fourth Amended and Restated Loan Agreement]

LAWNDALE I, LP,

a Delaware limited partnership

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

LAWNDALE II, LP,

a Delaware limited partnership

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

LAWNDALE III, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR QUARTERMASTER, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-GROTON, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-JORDAN LANE, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

[Guarantor Confirmation - Signature Page to Second Amendment to Fourth Amended and Restated Loan Agreement]

CEDAR SOUTHINGTON PLAZA, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR OAKLAND MILLS, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

OAKLAND MILLS BUSINESS TRUST,

a Maryland business trust

By: Cedar Oakland Mills, LLC

By:  Cedar Realty Trust Partnership, L.P.

By: Cedar Realty Trust, Inc.

By:_ /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

GOLD STAR PLAZA ASSOCIATES,

a Pennsylvania limited partnership

By:  Gold Star Realty, Inc.

By: /s/ Philip R. Mays _
Name: Philip R. Mays
Title: Authorized Signatory

[Guarantor Confirmation - Signature Page to Second Amendment to Fourth Amended and Restated Loan Agreement]

GOLD STAR REALTY, INC.,

a Pennsylvania corporation

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

BLOOMFIELD CENTER URBAN RENEWAL, LLC,

a New Jersey limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR–GLENWOOD HOLDING, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR HAMBURG, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-WEST BRIDGEWATER, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR MEADOWS MARKETPLACE GP, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

[Guarantor Confirmation - Signature Page to Second Amendment to Fourth Amended and Restated Loan Agreement]

CEDAR MEADOWS MARKETPLACE LP, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-MEADOWS MARKETPLACE, LP,

a Delaware limited partnership

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR CAMP HILL GP, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR – CAMP HILL, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-CARMANS, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

SWEDE SQUARE HOLDINGS LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

[Guarantor Confirmation - Signature Page to Second Amendment to Fourth Amended and Restated Loan Agreement]

SWEDE SQUARE ASSOCIATES LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR GOLDEN TRIANGLE, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR CHRISTINA CROSSING, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR 2129 OREGON AVENUE, LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CSC COLONIAL COMMONS HOLDINGS LLC,

a Delaware limited liability company

By: /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

[Guarantor Confirmation - Signature Page to Second Amendment to Fourth Amended and Restated Loan Agreement]

CSC COLONIAL COMMONS LLC,

a Delaware limited liability company

By:_ /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CSC COLONIAL COMMONS GP LLC,

a Delaware limited liability company

By:_ /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CSC COLONIAL COMMONS PARTNERSHIP, L.P.,

a Delaware limited partnership

By:__ /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR EAST RIVER PARK, LLC,

a Delaware limited liability company

By:___ /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR HYATTSVILLE HOLDING, LLC,

a Delaware limited liability company

By:__ /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR HYATTSVILLE, LLC

a Delaware limited liability company

By:__ /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

[Guarantor Confirmation - Signature Page to Second Amendment to Fourth Amended and Restated Loan Agreement]

CEDAR-POINT LIMITED PARTNER, LLC,

a Delaware limited liability company

By:_ /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

THE POINT SHOPPING CENTER LLC,

a Delaware limited liability company

By:__ /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

THE POINT ASSOCIATES, L.P.,

a Pennsylvania limited partnership

By:__ /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR GIRARD PLAZA, LLC,

a Delaware limited liability company

By:__ /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-SENATOR SQUARE, LLC,

a Delaware limited liability company

By:__ /s/ Philip R. Mays
Name: Philip R. Mays
Title: Authorized Signatory

[Guarantor Confirmation - Signature Page to Second Amendment to Fourth Amended and Restated Loan Agreement]